Discontinued Operations - Summary of Assets and Liabilities of the Discontinued Operations (Details) - Starz Business of Lions Gate Entertainment Corp - USD ($) $ in Millions	Dec. 31, 2024	Mar. 31, 2024	Mar. 31, 2023
ASSETS
Cash	$ 0.0	$ 14.0	$ 9.6
Accounts receivable, net		8.7	30.4
Due from LG Studios Business		10.0	0.0
Other current assets		0.1	0.3
Total current assets - discontinued operations	0.0	32.8	40.3
Programming content, net		4.2	181.2
Property and equipment, net		0.0	10.4
Total assets - discontinued operations		37.0	231.9
LIABILITIES
Accounts payable		0.1	29.3
Content related payables		57.0	101.9
Other accrued liabilities		3.1	5.7
Residuals		6.0	3.9
Deferred revenue		0.0	0.4
Due to LG Studios Business		0.0	124.5
Total current liabilities - discontinued operations	$ 0.0	66.2	265.7
Other liabilities		24.0	34.6
Total liabilities - discontinued operations		$ 90.2	$ 300.3